FREEPORT-MCMORAN COPPER & GOLD

3rd Quarter 2012 Earnings Conference Call

October 22, 2012

www.fcx.com

CONNECTING THE FUTURE®

FCX LISTED NYSE

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, exploration efforts and results, mine production and development plans, the impact of deferred intercompany profits on earnings, liquidity, other financial commitments and tax rates, projected EBITDA, future dividend payments and potential share purchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of our Board of Directors (the Board) and will depend on our financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

We caution readers that forward-looking statements are not guarantees of future performance and our actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from results anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, the outcome of ongoing discussions with the Indonesian government, potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather- and climate-related risks, labor relations, environmental risks, litigation results, currency translation risks and other factors described in more detail under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011, filed with the U.S. Securities and Exchange Commission (SEC) as updated by our subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example commodity prices, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in our consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," beginning on page VII, which is available on our internet website www.fcx.com.

Highlights

- Continued Production Growth in North America and Africa
- Multiple Operating Records at Tenke Fungurume
- Improving Productivity at Grasberg
- Advanced Brownfield Development Projects
  - Construction of Tenke Fungurume Expansion 90% Complete
  - Engineering and Construction at Morenci in Progress
  - Positive Permitting Progress at Cerro Verde
- Strong Outlook for Growing Production Profile

FREEPORT-MCMORAN COPPER & GOLD

Financial Highlights

Sales Data	3Q12	9 Mos. 2012
Copper		
Consolidated Volumes (mm lbs)	922	2,676
Average Realization (per lb)	$3.64	$3.63
Site Production & Delivery Unit Costs (per lb)	$2.03	$2.00
Unit Net Cash Costs (per lb)	$1.62	$1.46
Gold		
Consolidated Volumes (000's ozs)	202	756
Average Realization (per oz)	$1,728	$1,666
Molybdenum		
Consolidated Volumes (mm lbs)	21	62
Average Realization (per lb)	$13.62	$14.79

Financial Results *(in millions, except per share amounts)*		
Revenues	$4,417	$13,497
Net Income Attributable to Common Stock (1)	$824	$2,298
Diluted Earnings Per Share (1)	$0.86	$2.41
Operating Cash Flows (2)	$526	$2,509
Capital Expenditures	$971	$2,518
Total Debt	N/A	$3,523
Consolidated Cash and Cash Equivalents	N/A	$3,727

(1) Includes net credits for adjustments to Cerro Verde's deferred income taxes and to FCX's environmental obligations and related litigation reserves totaling $168 mm (18¢/share) in 3Q12 and $116 million (12¢/share) for the nine months of 2012.

(2) Includes working capital uses and other tax payments of $765 mm in 3Q12 and $1.5 bn for the first nine months of 2012.

Quarterly Operating Highlights

3Q12 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$1.97	$1.63	$2.96	$1.63	$2.03
By-Product Credits	(0.32)	(0.25)	(1.66)	(0.48)	(0.60)
Treatment Charges	0.12	0.17	0.22	-	0.15
Royalties (1)	-	-	0.13	0.08	0.04
Unit Net Cash Costs	$1.77	$1.55	$1.65	$1.23	$1.62

Sales From Mines for 3Q12 & 3Q11 by Region

North America | South America(3) | Indonesia | Africa(4)



331
307
Cu
mm lbs
3Q12
3Q11
21(2)
19(2)
Mo
mm lbs
3Q12
3Q11
308
322
Cu
mm lbs
3Q12
3Q11
195
253
Cu
mm lbs
3Q12
3Q11
178
384
Au
000's ozs
3Q12
3Q11
88
65
Cu
mm lbs
3Q12
3Q11

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 2 mm lbs in 3Q12 and 3Q11 from South America.
(3) Gold sales totaled 21k ozs in 3Q12 and 23k ozs in 3Q11. Silver sales totaled 811k ozs in 3Q12 and 834k ozs in 3Q11.
(4) Cobalt sales totaled 8 mm lbs in 3Q12 and 6 mm lbs in 3Q11.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website.

FREEPORT-MCMORAN COPPER & GOLD

Markets



LME Copper Price
Global Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,500
2,000
1,500
1,000
500
0
500
400
300
200
100
0
Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12

* Includes LME, Comex and Shanghai exchange inventories; excludes producer, consumer and merchant stocks.

London Gold Price ($/oz)



$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12

* Metals Week – Molybdenum Dealer Oxide Price

FREEPORT-MCMORAN COPPER & GOLD

Copper Market Commentary

- China Remains Important Demand Driver
- Improving U.S. Copper Demand
  - Recent Auto and Housing Data Have Been Positive
- Weak European Demand
- Global Inventories Remain Relatively Low
- Ongoing Supply Challenges

FREEPORT-MCMORAN COPPER & GOLD

Value Creation Focus


MINERAL RESOURCES
RESERVE ADDITIONS
INVESTMENT IN ATTRACTIVE DEVELOPMENT PROJECTS
PRODUCTION GROWTH
CASH FLOWS/ RETURNS

FCX Copper Resources at 12/31/2011

Recoverable Reserves *(a)*	**120 bn lbs**
Mineralized Material (contained) *(b)*	**115 bn lbs**
Total Reserves *(a)* **& Mineralized Material** *(b)*	**235 bn lbs**

(a) Estimated recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 96 billion pounds net to FCX's interest.

(b) Estimated consolidated contained copper resources using a long-term copper price of $2.20/lb. ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

FREEPORT-MCMORAN COPPER & GOLD

Highly Attractive Brownfield Development Projects

North America*

- Morenci Expansion (225 mm lbs Cu) under way
- Potential sulfide expansions (~800 mm lbs Cu)

South America*

- Cerro Verde Expansion (600 mm lbs Cu) under way
- Potential El Abra Mill (600 mm lbs Cu)

Expansion Projects in Progress

Mill Expansions (t/d)	Incr. Cu (mm lbs/yr)	Capital* ($ blns)	Achieve Full Rates
Cerro Verde (360K)	600	$4.4	2016
Morenci (115K)	225	1.4	2014
Tenke (14K)	150	0.9	2013
TOTAL	975	$6.7	

*excludes capitalized interest

Tenke Fungurume

- 150mm lbs Cu/yr oxide expansion under way
- Potential sulfide expansions

Grasberg

- Underground development under way

1.1 bln lbs Cu**
1.4 mm ozs Au**

* excludes restarts currently in progress; incremental copper per annum
** PT-FI's share, average per annum

Brownfield Development
Morenci Mill Expansion

Key Project Metrics

- *Expand mill to 115K t/d*
- *Increase mining rate to 900K st/d (from 700K st/d)*
- *Capital costs: ~$1.4 billion*
- *Incremental Production: 225mm lbs Cu/year*

- Completed Feasibility Study in 1Q12
- Receipt of Air Permit in 1Q12
- Progressing engineering & long-lead items (engineering 30% complete)
- Achieve full rates in 2014
- On-going exploration results continue to support potential for larger expansion

Positive drilling results continue to expand potential milling sulfide resource in this multi-year program


Copper (bln lbs)
26.5
Cumulative Production (since 1943)
13.3
Reserves
11.5
Mineralized Material* (contained)


Copper Production (FCX 85% Share)
mm lbs Cu
800
600
400
200
0
with Expansion
2007
2008
2009
2010
2011
2014e

NOTE: Amounts are net of Morenci's 15% JV partner's interest.

Estimated consolidated contained copper resources using a long-term copper price of $2.20/lb.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves.* *e = estimate. See Cautionary Statement.*

Brownfield Development
Cerro Verde Mill Expansion

FREEPORT-MCMORAN COPPER & GOLD

Key Project Metrics

- ***Expand mill from 120K t/d to 360K t/d***
- ***Increase mining rate from 320K t/d to 850K t/d***
- ***Capital costs: ~$4.4 billion****
- ***Incremental Production: 600mm lbs Cu/year, 15mm lbs Mo/year***
- ***Reserve Life: ~90 years current, ~30 years post expansion; additional exploration potential***



- **Proven technology**
- **Waste water treatment plant positive for community**
- **EIS filed in 4Q11**
- **Recent government approval of new stability agreement beginning in 2014**
- **Engineering 35% complete**
- **Construction to commence in 2013**
- **Completion expected in 2016**



Cu Reserves
(bln lbs)
2008-2011 Production
Year-end Reserves
14.8
32.9
30.2
2007
2011



Cu Production
(mm lbs/year)
647
No Expan.
1,100
Incremental with Expansion
2011
2016-2020e

e = estimate. See Cautionary Statement.

** October 2012 estimate; reflects 10% increase from October 2011 estimate, primarily reflecting increase in cost of power & water infrastructure and labor*

FREEPORT-MCMORAN COPPER & GOLD

Brownfield Development
Tenke Fungurume Expansion

Key Project Metrics

- *Expand mill to 14K t/d*
- *Increase mining rate from 60K t/d to 150K t/d*
- *Add tankhouse capacity*
- *Capital costs: $850 million**
- *Incremental Production: 150mm lbs Cu/year*
- *Construction nearing completion (90%)*

Exploration activities continue to support opportunities for future expansion


Solution Extraction Facilities


Electrowinning Facilities

** includes second sulphuric acid plant which is expected to be completed in 2015*

FREEPORT-MCMORAN COPPER & GOLD

Grasberg BC & DMLZ Underground Mine Development

- **Completed significant development on access to underground ore bodies**
- **To-date, completed 66 km of development in Grasberg BC & 32 km in DMLZ; record development in both mines in 3Q**
- **Key development activities include work on ore flow systems & Grasberg BC shaft**
- **Development capital* of $6.4 bln for Grasberg BC & DMLZ ($5.2 bln net to PT-FI) with $1.2 bln spent to-date ($1.0 bln net to PT-FI)**
- **PT-FI's share of UG development expected to average $550mm/year over next five years**
- **Schedule**



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Big Gossan
DOZ
DMLZ
Common Infrastructure



Deep MLZ
Average Grade**
0.85% Cu
& 0.7 g/t Au
Grasberg BC
Average Grade**
1% Cu
& 0.8 g/t Au
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
LEGEND
Initial Development
First Ore
Ramp-up
Full Rates

* *Initial development capital spend through achievement of full rates*

** *Ore grades in first 10 years expected to be higher than life of mine average; PT-FI's share of production expected to average 1.1 billion lbs Cu & 1.4 million ozs Au per annum between 2017-2021*

FREEPORT-MCMORAN COPPER & GOLD

Update on Grasberg

- **Unusually low metal production in 2012 compared with historical levels**
  - Lower grades in Grasberg open pit
  - DOZ ramp-up: panel repairs more extensive – expect 80K t/d during 2013; current rate: 50K t/d
  - Mine sequencing/geotechnical factors
- **Outlook for improving metal production & resulting net unit cash costs**

Aggregate Grasberg Production*
(billion lbs Cu & million ozs Au per year)



Copper
1.4
0.7
1.4
Last 10 Years (average)
2012e
2013e-2016e (average)
Gold
2.3
0.9
2.1
Last 10 Years (average)
2012e
2013e-2016e (average)

Average Unit Net Cash Costs**
(¢ per lb of copper)



13¢
134¢
~20¢
2013e-2016e (average)
Last 5 Years (average)
2012e
2013e-2014e (average)
Net Credit

* *includes Rio Tinto's share; PT-FI's share (in billion lbs Cu & million ozs Au): last ten years is 1.2 Cu & 2.0 Au, 2012e is 0.7 Cu & 0.9 Au and 2013e-2016e is 1.3 Cu & 1.9 Au*
** *$1,700 gold price for 4Q12 & 2013e-2016e; 2013e unit net cash costs are expected to be higher than the 2013e-2014e & 2013e-2016e averages because of lower gold credits in 2013*

Americas Growth Outlook

Copper Production

billion lbs per year


2.4
2.6
2.9
3.5
Cerro Verde Expansion
Morenci Expansion
Chino Restart
2010
2012e
2014e
2016e

Potential Projects under review


Morenci Mill Exp. #2
Ajo
Lone Star
Twin Buttes/ Sierrita
El Abra Mill
~1.5 bln lbs

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

Africa Growth Outlook



Copper Production
billion lbs per year
??
Phase 4 Expansion
0.6
Phase 3 Oxides Expansion
0.4
Phase 2 Expansion
0.3
0.15
2009
2012e
2014e
Potential with additional oxide
Potential with Sulfides

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Portfolio of World Scale Mines

Positive Exploration Results – "Big Mines Get Bigger"

Mines with Potential Capacity for 1 billion lbs of copper per annum*


Morenci
Tenke Fungurume
Grasberg
Cerro Verde
El Abra

* Grasberg currently producing over 1 bln lbs/annum, Morenci (100%) & Cerro Verde in development to produce 1 bln lbs/annum and El Abra & Tenke have potential to produce 1 bln lbs/annum

FREEPORT-MCMORAN COPPER & GOLD

Climax Molybdenum Start-Up


Climax Processing Facilities

- Construction completed mid-2012
- Start-up in March 2012, first moly shipment in 2Q12
- Ramp up to 20mm lbs/yr during 2013, subject to market conditions
- Capacity to increase to 30mm lbs/yr
- Reserves at year-end 2011 total 578 million lbs

FREEPORT-MCMORAN COPPER & GOLD

Exploration Targets in Major Mineral Districts


Morenci
$255 million in 2012e
Cerro Verde
North America 30%
South America 29%
Africa 23%
Indonesia 12%
6%
Australasia & Other Areas
Grasberg
Tenke Fungurume

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

2012 Outlook

- **Sales Outlook:**
  - Copper: 3.6 Billion lbs.
  - Gold: 1.0 Million ozs.
  - Molybdenum: 82 Million lbs.
- **Unit Net Cash Cost(1):**
  - $1.50/lb in 2012e
  - Reflects Impact of Lower Volumes at Grasberg
  - Costs in Future Years Expected to Decline with Higher Volumes
- **Operating Cash Flows(2):**
  - ~$4.0 Billion (@$3.70/lb Copper in 4Q12)
  - Net of ~ $1.4 Billion in Working Capital Uses and Other Tax Payments
  - Each 10¢/lb Change in Copper in 4Q12 = $80 Million
- **Capital Expenditures:**
  - $3.6 Billion (including $2.2 Billion for Major Projects)

(1) Assumes average prices of $1,700/oz gold and $11/lb molybdenum for 4Q 2012.

(2) Assumes average prices of $1,700/oz gold and $11/lb molybdenum for 4Q 2012; each $100/oz change in gold would have an approximate $20 MM impact, and each $2.00/lb change in molybdenum would have an approximate $10 MM impact.

e = estimate. See Cautionary Statement.

Near-Term Sales Profile

Copper Sales (billion lbs)



5
4
3
2
1
0
3.7
3.6
4.3
4.5
5.0+
2011
2012e
2013e
2014e
Includes Projects Currently Under Way*

Note: Consolidated copper sales include approximately 717 mm lbs in 2011, 705 mm lbs in 2012e, 800 mm lbs in 2013e, and 770 mm lbs in 2014e for noncontrolling interest; excludes purchased copper.

* Includes Cerro Verde expansion (2016 full rates) & Morenci mill expansion, targeted for 2014.
e = estimate. See Cautionary Statement.

Gold Sales (million ozs)



2
1
0
1.4
1.0
1.4
1.8
2011
2012e
2013e
2014e

Note: Consolidated gold sales include approximately 139k ozs in 2011, 105k ozs in 2012e, 140k ozs in 2013e, and 180k ozs in 2014e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
80
60
40
20
0
79
82
90
90
2011
2012e
2013e
2014e

FREEPORT-McMoRAN COPPER & GOLD

2012e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
827
927
922
930
1Q12
2Q12
3Q12
4Q12e

Note: Consolidated copper sales include approximately 158 mm lbs in 1Q12, 178 mm lbs in 2Q12, 181 mm lbs in 3Q12 and 188 mm lbs in 4Q12e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


500
375
250
125
0
288
266
202
255
1Q12
2Q12
3Q12
4Q12e

Note: Consolidated gold sales include approximately 28k ozs in 1Q12, 27k ozs in 2Q12, 21k ozs in 3Q12 and 29k oz in 4Q12e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
21
20
21
20
1Q12
2Q12
3Q12
4Q12e

e = estimate. See Cautionary Statement.

2012 Operating Estimates

2012e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (1)					
Site Production & Delivery (2)	$1.90	$1.61	$3.24	$1.53	$2.03
By-product Credits	(0.35)	(0.27)	(2.24)	(0.36)	(0.70)
Treatment Charges	0.12	0.16	0.21	-	0.14
Royalties (2)	-	-	0.13	0.08	0.03
Unit Net Cash Costs	$1.67	$1.50	$1.34	$1.25	$1.50

2012e Sales From Mines by Region


North America
1,340
Cu
mm lbs
82(3)
Mo
mm lbs
South America
1,230
Cu
mm lbs
95
Au
000's ozs
Indonesia
710
Cu
mm lbs
915
Au
000's ozs
Africa
330
Cu
mm lbs
25
Co
mm lbs

(1) *Estimates assume average prices of $3.70/lb for copper, $1,700/oz for gold, $11/lb for molybdenum and $12/lb for cobalt for 4Q 2012. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit net cash costs for 2012 would change by ~$0.004/lb for each $50/oz change in gold and ~$0.004 for each $2/lb change in molybdenum during 4Q 2012.*

(2) *Production costs include profit sharing in South America and severance taxes in North America.*

(3) *Includes molybdenum produced in South America.*

Note: e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Reconciliation of Unit Cash Costs

Consolidated

	¢ per lb of copper
2011	**101¢**
Grasberg (a)	28
North America (b)	9
South America (c)	11
Tenke (d)	1
Total	49
2012e	**150¢**
Impact of Higher 2013e/2014e Grasberg Volumes	***(34¢)***
With Higher Grasberg Volumes	***116¢***

(a) lower volumes (copper down 16%, gold down 28%) & higher input costs

(b) higher site operating costs (higher mining rates & input costs) and lower by-product credits partly offset by higher copper volumes (up 7%)

(c) lower copper volumes (down 7%), higher operating costs (higher mining rates and input costs) and lower by-product credits

(d) higher site operating costs and lower by-product credits offset by higher volumes (up 17%)

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*

($1,500 Gold & $12 Molybdenum)



(US$ billions)
$18
$15
$12
$9
$6
$3
$0
2015e/2016e Average
2013e/2014e Average
~50% Increase
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)*

($1,500 Gold & $12 Molybdenum)



(US$ billions)
$12
$10
$8
$6
$4
$2
$0
2015e/2016e Average
2013e/2014e Average
~50% Increase
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

* Based on operating plans, volumes and costs for average of 2013e & 2014e.

Note: For 2013e/2014e average, each $50/oz change in gold approximates $75 million to EBITDA and $45 million to operating cash flow; each $2.00/lb change in molybdenum approximates $160 million to EBITDA and $130 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$405	$275
Molybdenum: -/+ $1.00/lb	$80	$65
Gold: -/+ $50/ounce	$75	$45
Diesel(1): -/+ 10%	$90	$65
Purchased Power(2): -/+ 10%	$50	$40
Currencies(3): +/- 10%	$150	$110

(1) $3.60/gallon base case assumption.
(2) 7.0¢/kWh base case assumption.
(3) U.S. Dollar Exchange Rates: 500 Chilean peso, 9,500 Indonesian rupiah, $1.00 Australian dollar, $1.29 Euro, 2.70 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2013e/2014e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)


Major Projects
All Other
(US$ billions)
$5
$4
$3
$2
$1
$0
$2.5
1.1
1.4 (2)
$3.6
1.4
2.2 (3)
$4.6
1.6
3.0 (3)
2011
2012e
2013e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions. Excludes potential projects under review.

(2) Primarily includes Grasberg underground development, Climax construction activities and El Abra sulfide, as well as engineering and studies for near-term development projects.

(3) Primarily includes Grasberg underground development and the expansion projects at Tenke, Cerro Verde, and Morenci.

Note: Includes capitalized interest.

e= estimate. See Cautionary Statement.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Invest in Attractive Growth Projects/Capital Discipline
- Current Common Stock Dividend Rate: $1.25/Share per Annum
- Board to Review Financial Policy on an Ongoing Basis

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Strong Near-term and Longer-term Growth Profile
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth



Reference Slides

FREEPORT-MCMORAN COPPER & GOLD

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2012e-2016e

2012e – 2016e PT-FI Share
Total: 5.7 billion lbs copper
Annual Average: 1.14 billion lbs

2012e – 2016e PT-FI Share
Total: 8.5 million ozs gold
Annual Average: 1.70 million ozs



Copper, billion lbs
Gold, million ozs
0.7
0.9
1.1
1.3
1.1
1.7
1.4
1.7
1.4
2.9
2012e
2013e
2014e
2015e
2016e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

FREEPORT-MCMORAN COPPER & GOLD

Grasberg Open Pit


9N
8E
9S
N

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
End 2011
8E
1Q12
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
2Q12
End 2011
8E
1Q12
2Q12
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
2Q12
3Q12
End 2011
8E
1Q12
2Q12
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
8E
End 2011
1Q12
2Q12
3Q12
4Q12
4Q12
2Q12
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
8E
End 2012
2013
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

FREEPORT-McMoRAN COPPER & GOLD

Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2015

Copper Equivalent Cross Section



A
B
9S is the Primary Ore Pushback in 2015
9S
End
2014
2015
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Mining Sequence in 2016

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2016
End 2015
9S
2016
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B